Exhibit 10.1

BURGER TIME CORPORATION

BUSINESS TRANSFER AGREEMENT

This Agreement made effective the 1st day of July, 2004, between Seller and Purchaser, who agree as follows:

1.

Definitions.  For the purpose of this Agreement:

a.

“Agreement” shall mean this Business Transfer Agreement between Seller and Purchaser.

b.

“Assignment of Real Estate Lease” shall mean the agreement between Seller and Purchaser pertaining to the Real Estate Lease and which shall be consented to by Dallas Vandenbos and Janice Vandenbos within seven (7) days after the Closing Date, a specimen of which is attached as Exhibit “A” to this Agreement.

c.

“Bill of Sale” shall mean the bill of sale given by Seller to Purchaser transferring the Business Assets to be Sold, a specimen of which is attached as Exhibit “B” to this Agreement.

d.

“Business” shall mean the fast food restaurant businesses known as Burger Time, which are located at:

(1)	Fargo, North Dakota;
(2)	Bismarck, North Dakota;
(3)	Minot, North Dakota;
(4)	Grand Forks, North Dakota;
(5)	Moorhead, Minnesota;
(6)	Detroit Lakes, Minnesota;
(7)	Elk River, Minnesota;
(8)	Waite Park, Minnesota;
(9)	Sioux City, Iowa; and,
(10)	Two (2) locations at Sioux Falls, South Dakota.

e.

“Business Assets to be Sold” shall collectively mean the following assets used in the operation of the Business:

(1)

“Equipment and Fixtures” shall mean the restaurant fixtures and equipment, and office equipment, including computer, desks, copier and fixtures and equipment.

(2)

“General Intangibles” shall mean the trade name of Seller and all assumed names under which it conducts business, all trade names, including “Burger Time” (as reserved in North Dakota, Minnesota, South Dakota and Iowa), all trademarks and service marks and any logos, formulas, trade secrets, technology, know-how, customer lists and telephone numbers of Seller which may be used in the operation of the Business and all Goodwill associated therewith.

(3)

“Goodwill” shall mean the intangible value of the Business as a going concern.

(4)

“Leasehold Improvements” shall mean the trade fixtures and improvements made by Seller during its tenancy under the Real Estate Lease, subject to the rights of Landlord under the Real Estate Lease relative to the trade fixtures and improvements.

(5)

“Outdoor Sign and Assets” shall mean the tables, utility sheds, fences and signs for the purpose of advertising the Business located on the Real Estate.

(6)

“Real Estate” shall mean the real property used in the conduct of the Business, excluding the real property that is the subject of the Real Estate Lease.

(7)

“Supplies” shall mean all non-consumable supplies, utensils and tools.

(8)

“Inventory” shall mean all food, paper products and consumable supplies.

(9)

“Vehicle” shall mean the 2003 Toyota Corolla CE/LE/S whose VIN is  1NXBR32E03Z058627.

(10)

“Permit” shall mean all licenses and permits necessary or convenient for conduct of the Business to the extent transferable.

f.

“Business Assets Not for Sale” shall collectively mean the following assets used in the operation of the Business, which are to be retained by Seller and not purchased by Purchaser:

(1)

“Accounts Receivable” shall mean all accounts receivable of the Business, including any receivables for returned checks in the process of collection and any receivables from supplier’s promotional rebates on product purchased prior to the Closing Date.

(2)

“Cash” shall mean all cash and cash equivalents used in the operation of the Business, wherever located.

(3)

“Checking Accounts” shall mean all checking accounts.

(4)

“Refunds” shall mean all claims for tax refunds and all deposits and pre-paid expenses.

(5)

“Records” shall mean Seller’s corporate minute book, stock records and similar records, including financial records and tax returns.

(6)

“Insurance” shall mean any pre-paid worker’s compensation insurance and pre-paid insurance insuring the assets of the Seller regarding the Business.

(7)

“Vehicles” shall mean the:

(a)

2003 Toyota Corolla CE/LE/S whose VIN is 1NXBR32E13Z038936;

(b)

2002 Toyota Camry LE/XLE/SE whose VIN is 4T1BE32K02U080644; and,

(c)

2002 Toyota Tundra Limited whose VIN is 5TBBT48132S293146.

(8)

“Employee Plan Assets” shall mean all assets in any of Seller’s employee plans of any kind, including any pension, retirement, disability, medical, dental or other health insurance plan, life insurance or death benefit plan, profit sharing, deferred compensation, stock option, bonus or other incentive plan, vacation benefit plan, severance  plan or other employee benefit plan or arrangement (collectively, the “Employee Plans”).

(9)

“Actions” all causes of action that Seller may have relating to any of the foregoing or relating to liabilities not assumed by Purchaser.

g.

“Closing Date” shall mean the date this Agreement is executed by both parties hereto.  The closing of the transactions contemplated by this Agreement shall be effective as of 11:59 p.m. on the Closing Date.

h.

“Contracts for Deed” shall mean the ten (10) separate contracts between Seller and Purchaser relating to the sale of the Real Estate located in North Dakota, South Dakota, Iowa and Minnesota, specimens of which are attached as Exhibits ”C-1 through C-10” to this Agreement.

i.

“Covenant Not to Compete” shall mean the agreement by and among Seller, Douglas R. Geeslin, Ralph B. Nordick and Purchaser, a specimen of which is attached as Exhibit ”D” to this Agreement.

j.

“Financial Statements” shall mean the unaudited balance sheets and the related statements of income and retained earnings of Seller, at and as of December 28, 2003 and March 28, 2004.

k.

“Financing Statements” shall mean the instruments by which the security interest granted in the Security Agreement is perfected, a specimen of which is attached as Exhibit ”E” to this Agreement.

l.

“Guarantor” shall mean Gary Copperud, whose mailing address is 1234 Trappers Point, Fort Collins, Colorado 80524.

m.

“Inventory Amount” shall mean the current value (as determined from supplier prices) of the Retail Inventory and Supplies based upon a physical count of the Retail Inventory and Supplies as of the Closing Date, as agreed to by Seller and Purchaser.

n.

“Personal Guaranty” shall mean the instrument by which Guarantor personally guarantees the obligations of Purchaser, a specimen of which is attached as Exhibit ”F” to this Agreement.

o.

“Promissory Note” shall mean the promissory note given to Seller, dated as of the date of this Agreement, in the original amount of Three Hundred Thousand and 00/100 ($300,000.00) Dollars, a specimen of which is attached as Exhibit ”G” to this Agreement.

p.

“Purchase Price” shall have the meaning ascribed to it at Paragraph 3.a.

q.

“Purchaser” shall mean Burger Time Acquisition Corporation, a wholly-owned subsidiary of Sterion Incorporated, a corporation organized under the laws of the State of Minnesota, whose mailing address is 13828 Lincoln Street NE, Ham Lake, Minnesota 55304.

r.

“Real Estate Lease” shall mean the real estate lease dated January 1, 2004 by and among Seller as Tenant and Dallas Vandenbos and Janice Vandenbos, as Landlord, relating to real property located in Sioux Falls, South Dakota.

s.

“Security Agreement” shall mean the agreement in which Seller retains and Purchaser grants a security interest in the Business Assets to be Sold, a specimen of which is attached as Exhibit ”H” to this Agreement.

t.

“Seller” shall mean Burger Time Corporation, a corporation organized under the laws of the State of North Dakota, whose mailing address is 675 12th Avenue NE, West Fargo, North Dakota 58078.

2.

Purchase of Assets, Assumption of Liabilities and Exclusions.  Subject to the terms and conditions of this Agreement:

a.

As of the Closing Date, Seller agrees to assign, sell, transfer, convey and deliver to Purchaser and Purchaser agrees to purchase from Seller, all of the Business Assets to be Sold.

b.

Purchaser agrees to assume all obligations arising after the Closing Date under the Real Estate Lease, provided that:

(1)

Seller agrees to pay for that portion of rent, utilities and other real estate expenses pertaining to the Real Estate Lease arising prior to and including the Closing Date.

(2)

Purchaser agrees to pay that part of rent, utilities and other real estate  expenses pertaining to the Real Estate Lease arising after the Closing Date.

c.

With respect to reoccurring ordinary monthly expenses:

(1)

Seller shall pay for any reoccurring ordinary monthly expenses, including linen service and alarm system costs arising prior to and including the Closing Date.

(2)

Purchaser agrees to pay any reoccurring ordinary monthly expenses, including linen service and alarm system costs arising after the Closing Date.

d.

Notwithstanding the above:

(1)

Purchaser does not purchase and Seller does not sell any of the Business Assets Not For Sale; and,

(2)

Except for the assumption under the Real Estate Lease, Purchaser shall not assume any liabilities, obligations, or undertakings of Seller of any kind or nature whatsoever, whether fixed or contingent, known or unknown, determined or determinable, due or not yet due.

3.

Purchase Price.  The purchase price for the Business Assets to be Sold shall be determined, allocated and paid as follows:

a.

Determination and Allocation.  The Purchase Price shall be the sum of Two Million Eight Hundred Thousand and 00/100 ($2,800,000.00) Dollars, subject to adjustment as provided in Paragraph 3.c., plus the amounts which may be owed by Purchaser under Paragraph 2.b.(2) and 2.c.(2) and the Inventory Amount.

(1)

Allocation of Purchase Price to Business Assets to be Sold.  The Purchase Price shall be allocated as follows:

(a)	Business Locations:
	i.	Fargo, North Dakota		$195,000
		a)	Land:		$50,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	ii.	Bismarck, North Dakota		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	iii.	Minot, North Dakota		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	iv.	Grand Forks, North Dakota		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	v.	Moorhead, Minnesota		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	vi.	Detroit Lakes, Minnesota		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	vii.	Elk River, Minnesota		$465,000
		a)	Land:		$275,000
		b)	Buildings and Leasehold Improvements:		$90,000
		c)	Equipment and Fixturies:		$100,000
	viii.	Waite Park, Minnesota		$305,000
		a)	Land:		$160,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	ix.	Sioux City, Iowa		$380,000
		a)	Land:		$175,000
		b)	Buildings and Leasehold Improvements:		$115,000
		c)	Equipment and Fixturies:		$90,000
	x.	Sioux Falls, South Dakota (East)		$185,000
		a)	Land:		$40,000
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
	xi.	Sioux Falls, South Dakota (West)		$145,000
		a)	Land:		Leased
		b)	Buildings and Leasehold Improvements:		$55,000
		c)	Equipment and Fixturies:		$90,000
(b)	Goodwill			$100,000
(c)	Non-Compete Agreement			$100,000

	TOTAL			$2,800,000

(2)

Additional Purchase Price.   In addition to the Purchase Price under Paragraph 3.a. of this Agreement Purchaser shall pay to Seller the Inventory Amount by certified check or wire transfer, as Seller may direct, within three (3) business days of the Closing Date.

b.

Payment of Purchase Price.  The Purchase Price shall be payable as follows, subject to Paragraph 3.c. of this Agreement:

(1)

Cash Payment.  Purchaser shall pay to Seller on the Closing Date, in cash or by wire transfer, as Seller may direct, the sum of Five Hundred Thousand and 00/100 ($500,000.00) Dollars.

(2)

Balance of Purchase Price.  The balance of the Purchase Price in the amount of Two Million Three Hundred Thousand and 00/100 ($2,300,000.00) Dollars shall be payable as follows:

(a)

The sum of Two Million and 00/100 ($2,000,000.00) Dollars shall be payable under the terms of Ten (10) Contracts for Deed.

(b)

The sum of Three Hundred Thousand and 00/100 ($300,000.00) Dollars shall be payable pursuant to the terms set forth under the Promissory Note.

c.

Purchase Price Adjustment.  Purchaser may be entitled to the following adjustment to the Purchase Price:

(1)

If the Purchase Price is not paid in full by Purchaser to Seller by 5:00 p.m. Central Time on November 12, 2004, then:

(a)

The Purchase Price shall be increased by the sum of Three Hundred Thousand and 00/100 ($300,000.00) Dollars for a total Purchase Price of Three Million One Hundred Thousand and 00/100 ($3,100,000.00) Dollars;

(b)

Purchaser agrees to execute a promissory note pertaining to the payment of this Three Hundred Thousand and 00/100 ($300,000.00) Dollars pursuant to the terms set forth under Paragraph 3.c.(2)(a) of this Agreement, a specimen of the promissory note is attached to this Agreement as Exhibit “I”.

(2)

If the Purchase Price is increased as provided above:

(a)

The Three Hundred Thousand and 00/100 ($300,000.00) Dollars shall be payable as follows:

i.

Monthly interest only payments beginning December 1, 2004 at an annual interest rate of Six (6%) percent.

ii.

A lump sum principal payment in the amount of Three Hundred Thousand and 00/100 ($300,000.00) Dollars, plus any accrued interest, on November 12, 2009.

(b)

The Three Hundred Thousand and 00/100 ($300,000.00) Dollar increase to the Purchase Price shall be allocated to Goodwill for a total allocation to Goodwill in the amount of Four Hundred Thousand and 00/100 ($400,000.00) Dollars.

1.

Representations and Warranties of Seller.  Seller represents and warrants that:

a.

Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of North Dakota.  Seller is qualified to do business as a foreign corporation in each state in which it does business.

b.

Authority.  Seller has the right, power, legal capacity, and authority to enter into and perform Seller’s obligations under this Agreement.

(1)

No approvals or consents of any person other than Seller are necessary in connection with this Agreement, other than the consent of Landlord under the Real Estate Lease.

(2)

The execution and delivery of this Agreement by Seller has been duly authorized by its Board of Directors and Shareholders.

(3)

This Agreement has been executed and delivered by a duly authorized officer of Seller and is a valid and binding agreement of Seller, and enforceable against it in accordance with its terms.

c.

Real Property.  With respect to Real Property:

(1)

Seller has not entered into any other contracts for the sale of the Real Property, nor are there any effective rights of first refusal or options to purchase the Real Property or any other legal or equitable rights of others that might prevent the consummation of this Agreement or the use of the Property by Buyer in the conduct of the Business.

(2)

To the best of Seller’s knowledge, there are no special assessments which have been certified or are pending certification that require annual installments in excess of Two Hundred and 00/100 ($200.00) Dollars per Business location.

(3)

Seller has not been cited for any violations of any rule, regulation, code, resolution, ordinance, statute or law involving the use, maintenance, or operation or condition of the Real Property, or any part thereof or installations therein, and to the best of Seller’s knowledge, the Real Property fully and duly complies with all applicable resolutions, statutes, laws, rules, regulations, and codes of all governmental units, authorities, agencies, and environmental protection agencies having authority over the Real Property.

(4)

There is no litigation, condemnation or proceeding of any kind, or, to Seller’s knowledge, threatened against, any portion of the Real Property.

d.

Title to Certain Business Assets to be Sold; Sufficiency; Condition.  Seller has and as of the Closing Date, Seller will deliver to Purchaser, good, valid and marketable title to all of the Business Assets to be Sold (other than the Real Property and the Pepsi soft drink equipment), free and clear of all liens, pledges, mortgages, security interests, claims or encumbrances of any nature whatsoever.

(1)

Except for the soft drink equipment and the Business Assets Not for Sale, the Business Assets to be Sold constitute all property necessary for the conduct of the Business as presently conducted; and,

(2)

The Business Assets to be Sold (other than Real Property) are currently working, although with varying remaining useful lives, and are adequate for the uses to which they are being put.  All Business Assets to be Sold consisting of Retail Inventory and Supplies are of a quality and quantity usable and/or saleable in the ordinary course of the Business. EXCEPT FOR THE WARRANTIES PROVIDED IN THIS PARAGRAPH, THE BUSINESS ASSETS TO BE SOLD (OTHER THAN THE REAL PROPERTY) ARE BEING TRANSFERRED “AS IS,” “WHERE IS” WITHOUT ANY OTHER WARRANTY OF ANY KIND OR NATURE, WHETHER EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY AS TO SUITABILITY, DURABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

e.

Financial Statements.  Seller has delivered to Purchaser a true, complete and correct copy of the Financial Statements:

(1)

The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently applied by Seller throughout the period indicated and fairly present the financial position of Seller as of the respective dates of the balance sheets included in the Financial Statements, and the result of its operations for the respective periods indicated, subject to normal year end adjustments and footnotes.

(2)

Seller has informed Purchaser of the following changes which have been completed with respect to the accounting practice of Seller:

(a)

The accrual of Minnesota, Iowa and South Dakota real estate taxes;

(b)

Payment of development salary to Midland Garage Door; and,

(c)

Payment for payroll services to Seller by Midland Garage Door.

f.

Absence of Changes.  Since March 28, 2004, there has not been:

(1)

any change in the financial condition or operations of Seller, except changes in the ordinary course of business, which changes have not in the aggregate been materially adverse;

(2)

any change in Seller’s accounting methods or practices, except as set forth under Paragraph 4.e.(2);

(3)

any sale or transfer of any asset of any amendment of any agreement of Seller except in the ordinary course of business;

(4)

any loss of or damage to the Business Assets to be Sold due to abuse, misuse, fire or other casualty.

g.

Real Estate Lease.  A true, complete and correct copy of the Real Estate Lease has been delivered to Purchaser.

(1)

There are no amendments to or modifications to the Real Estate Lease.

(2)

The Real Estate Lease is considered valid and binding on Seller in accordance with its terms, and assuming all necessary consents are obtained pertaining to the Assignment of Real Estate Lease, the transaction contemplated by this Agreement will not result in the violation or breach of the Real Estate Lease.

(3)

Seller has not been cited for any violations of any rule, regulation, code, resolution, ordinance, statute or law involving the use, maintenance, or operation or condition of the real property subject to the Real Estate Lease, or any part thereof or installations therein, and to the best of Seller’s knowledge the real property subject to the Real Estate Lease fully and duly complies with all applicable resolutions, statutes, laws, rules, regulations, and codes of all governmental units, authorities, agencies, and environmental protection agencies having authority over the real property subject to the Real Estate Lease.

h.

Contracts.  The Real Estate Lease constitutes the only contract, commitment or agreement reasonably necessary to enable Purchaser to carry on the Business as conducted by Seller. The following is an accurate and complete list of all written agreements, contracts, leases and commitments related to the Business to which the Seller is a party and which require aggregate annual payments by or to the Seller, or involves an unperformed commitments or services, having a value in excess of $5,000:

(1)

Pepsi America; and,

(2)

US Foods GFG Division.

i.

Tax Returns.  Within the times and in the manner prescribed by law, Corporation has filed all federal, state and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.

(1)

Seller has provided Purchaser with copies of the 2000, 2001, 2002 and 2003 tax returns of Seller.

(2)

During the three (3) years preceding the date of this Agreement, no tax return has been subject to examination, audit or dispute by governmental authorities and none is threatened.

j.

Environmental Provisions.  To the best of Seller’s knowledge, Seller’s activities on the Real Estate and the real property subject to the Real Estate Lease, comply with applicable Environmental Laws and with any licenses or permits issued thereunder.

(1)

Seller has informed Buyer of:

(a)

The transformer leak in Moorhead, Minnesota;

(b)

The closed monitoring well in Bismarck, North Dakota; and,

(c)

The active LUST sites in Sioux Falls (West), South Dakota.

(2)

Other than the above, Seller further represents that to the best knowledge of Seller there are no hazardous substances, hazardous materials, hazardous wastes, pollutants, or contaminants, as defined in any Environmental Laws (but including petroleum and petroleum derivatives), either stored, released or disposed of or otherwise placed or located on the Real Estate or the real property subject to the Real Estate Lease.  As used herein, “Environmental Laws” means all laws, ordinances, or regulations, state, federal or local, related to protection of the environment.

k.

Compliance with Laws.  To the best of Seller’s knowledge, Seller is in compliance in all material respects, with applicable laws, statutes, orders, rules, regulations and requirements, as in existence on the date hereof, relating to the Business Assets to be Sold and the operation of the Business.

l.

Employee Matters.  There is no liability that will be imposed upon Purchaser with respect to any Employee Plan as a result of this Agreement.  Seller is not a party to any collective bargaining agreements nor any written employment agreements nor is Seller a party to any other contract or understanding (whether oral or written) that contains any severance pay, liabilities or obligation, except for accrued unused vacation pay or accrued unused sick leave pay and the annual incentive compensation as set forth under Paragraph 7.d. of this Agreement.

m.

Litigation.  There is no suit, action, arbitration, or legal, administrative, or other proceeding, or governmental investigation pending or, to the best knowledge of Seller, threatened, against or affecting Seller or any of the Business Assets to be Sold, the Business or the financial condition of Seller or which would prevent, impede or make illegal the consummation of the transactions contemplated by this Agreement.

(1)

Seller is not in default with respect to any order, writ, injunction, or decree of any federal, state, local or foreign court, department, agency, or instrumentality.

(2)

Seller is not presently engaged in any legal action to recover monies due to Seller or damages sustained by Seller.

n.

No Breach or Violation.  The consummation of the transactions contemplated by this Agreement will not result in or constitute any of the following:

(1)

a default or an event that, with notice or lapse of time, or both, would be a default, breach, or violation of the Articles of Incorporation or By-Laws of Seller or any agreement, instrument or arrangement to which Seller is a party or by which Seller or the Business Assets to be Sold (or any of them) is bound;

(2)

an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Seller; or,

(3)

the creation or imposition of any lien, charge or encumbrance on any properties of Seller.

o.

Full Disclosure.  None of the representations or warranties made by Seller, or any certificate, letter or memorandum furnished or to be furnished by Seller, or on Seller's behalf in connection with this Agreement contains or will contain as of the Closing Date any untrue statement of material fact, or omit any material fact, the omission of which would be misleading.

(1)

All representations and warranties of Seller pertaining to this Agreement are only set forth in this Agreement or the attachments to this Agreement.

(2)

Any warranties or representations made by Seller previously which is not set forth in this Agreement or on any attachment to this Agreement shall be deemed null and void and shall be treated as if the representation or warranty was never made.

2.

Representations and Warranties of Purchaser.  Purchaser represents and warrants that:

a.

Organization.  Purchaser is a corporation duly organized, existing, and in good standing under the laws of the State of Minnesota.  Purchaser is qualified to do business as a foreign corporation in each state in which the failure to be so qualified would have a material adverse effect on Purchaser.

b.

Authority.  Purchaser has the right, power, legal capacity and authority to enter into and perform Purchaser’s obligations under this Agreement.

(1)

No approvals or consents of any person other than Purchaser are necessary in connection with this Agreement.

(2)

The execution and delivery of this Agreement by Purchaser has been duly authorized by its Board of Directors and by the Board of Directors of Sterion Incorporated.

3.

Closing.

a.

Seller's Obligations.  On the Closing Date, Seller's obligations shall include:

(1)

Seller shall execute and deliver to Purchaser:

(a)

Bill of Sale;

(b)

Contracts for Deed;

(c)

Assignment of Real Estate Lease, with consent of Landlord to be obtained within seven (7) days after the Closing Date;

(d)

Covenant Not to Compete;

(e)

Well disclosures or other real estate certificates (such as mechanics’ lien affidavits, FIRPTA affidavits, IRS forms) customarily delivered at the closing of commercial contract for deed transactions in the jurisdiction where the particular parcel of Real Estate is located.

(2)

A certificate executed by a duly authorized officer of Seller certifying that:

(a)

The representations and warranties of Seller in this Agreement are true and correct at and as of the Closing Date;

(b)

Seller has performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Seller on or before the Closing Date.

(3)

A certificate from the Secretary of the State of North Dakota as to the corporate existence and good standing of Seller, dated no more than five (5) days prior to the Closing Date; and

(4)

A certificate of Seller’s Secretary, dated the Closing Date, certifying:

(a)

the incumbency of the officers signing this Agreement on behalf of Seller;

(b)

the resolutions of the Board of Directors of Seller and the shareholders of Seller authorizing the execution and delivery by Seller of this Agreement and all other documents referred to herein or related hereto and the consummation of the transactions contemplated hereby; and,

(c)

Seller’s organizational documents attached to such certificate to be true, complete and in full force and effect and unmodified as of the Closing Date.

b.

Purchaser's Obligations.  On the Closing Date, Purchaser shall execute and deliver to Seller:

(1)

Certified check or wire transfer in the amount of Five Hundred Thousand and 00/100 ($500,000.00) Dollars payable to Seller;

(2)

Promissory Note;

(3)

Contracts for Deed;

(4)

Security Agreement;

(5)

Financing Statements;

(6)

A certificate executed by a duly authorized officer of Purchaser, certifying that:

(a)

The representations and warranties of Purchaser in this Agreement are true and correct at and as of the Closing Date; and,

(b)

Purchaser has performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Purchaser on or before the Closing Date.

(7)

The Personal Guaranty;

(8)

A certificate from the Secretary of the State of Minnesota as to the corporate existence and good standing of Purchaser, dated no more than five (5) days prior to the Closing Date; and

(9)

A certificate of Purchaser’s Secretary, dated the Closing Date, certifying:

(a)

the incumbency of the officers signing this Agreement on behalf of Purchaser;

(b)

the resolutions of the Board of Directors of Purchaser authorizing the execution and delivery by Seller of this Agreement and all other documents referred to herein or related hereto and the consummation of the transactions contemplated hereby; and,

(c)

Seller’s organizational documents attached to such certificate to be true, complete and in full force and effect and unmodified as of the Closing Date.

4.

Seller's Obligations After Closing.  After the closing, Seller's obligations shall include:

a.

Seller's Indemnity.  Seller shall indemnify, defend and hold harmless Purchaser against and in respect of any and all claims, demands, losses, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney's fees, that Purchaser shall incur or suffer, which arise out of, result from, or relate to the Business Assets Not for Sale acts or omissions occurring prior to the Closing Date and any breach of, or failure by Seller to perform, any of Seller's representations, warranties, covenants, or agreements in this Agreement or in any schedule, certificate, Exhibit or other instrument furnished or to be furnished by Seller under this Agreement.  Seller's liability under this Paragraph shall not, in any event, exceed the Purchase Price.

b.

Notification by Purchaser.  Purchaser shall notify Seller of the existence of any claim, demand, or other matter to which Seller's indemnification obligations would apply, and shall give Seller a reasonable opportunity to defend the same at Seller's own expense and with counsel of Seller's own selection.  However, Purchaser shall at all times also have the right to fully participate in the defense at Purchaser's own expense.  If the claim is one that cannot by its nature be defended solely by Seller (including, without limitation, any federal or state tax proceeding), then Purchaser shall make available, and cause Seller to make available, all information and assistance that Seller may reasonably request.  If Purchaser shall, within a reasonable time after this notice, fail to defend, Seller shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account, and at the risk, of Seller.

c.

Confidentiality.  Seller further agrees not to divulge, communicate, use to the detriment of Purchaser or for the benefit of any other person or persons, or misuse in any way, any confidential information or trade secrets of Seller.  Seller acknowledges and agrees that any information or data that Seller has acquired was received in confidence.

d.

Employee Matters.  With respect to miscellaneous employee matters:

(1)

Seller provides annual incentive compensation to key members of its organization.

(a)

As of the Closing Date, Seller will calculate the pro-rata incentive compensation for calendar year 2004 for each key member.

(b)

The pro-rata incentive compensation will be paid directly by Seller to employee within seventy-five (75) days after the Closing Date, subject to the employee still being employed by Purchaser.

(2)

Seller shall pay to its employees all unused vacation time, subject to any and all appropriate payroll deductions, within seven (7) days after the Closing Date.

e.

Further Actions.  Seller shall execute, acknowledge and deliver any further assurances, documents and instruments of transfer, reasonably requested by Purchaser and shall take any other action consistent with the terms of this Agreement that may be reasonably requested by Purchaser. If requested by Purchaser, Seller further agrees to prosecute and otherwise enforce in Seller's own name for the benefit of Purchaser, any claims, rights or benefits that are transferred to Purchaser by this Agreement and that require prosecution or enforcement in Seller's name. The prosecution or enforcement of claims, rights or benefits under this Paragraph shall be solely at Purchaser's expense, unless the prosecution or enforcement is made necessary by Seller's breach of this Agreement.

5.

Purchaser's Obligations After Closing.   After the closing, Purchaser's obligations shall include:

a.

Seller's Indemnity.  Purchaser agrees to indemnify and hold harmless Seller against, and in respect of, any and all claims, losses, expenses, costs, obligations and liabilities that Seller may incur by reason of Purchaser's breach of or failure to perform any of Purchaser's warranties, guarantees, commitments, or covenants in this Agreement or by reason of any act or omission of Purchaser, or any of Purchaser's successors or assigns, after the Closing Date, that constitutes a breach or default under, or a failure to perform, any obligation, duty or liability of Seller under any agreement to which Purchaser is a party or by which Purchaser is bound at the Closing Date, but only to the extent to which Purchaser expressly assumes these obligations, duties and liabilities under this Agreement.

b.

Notification by Seller.  Seller shall notify Purchaser of the existence of any claim, demand, or other matter to which Purchaser’s indemnification obligations would apply, and shall give Purchaser a reasonable opportunity to defend the same at Purchaser’s own expense and with counsel of Purchaser’s own selection.  However, Seller shall at all times also have the right to fully participate in the defense at Seller’s own expense.  If the claim is one that cannot by its nature be defended solely by Purchaser (including, without limitation, any federal or state tax proceeding), then Seller shall make available, and cause Purchaser to make available, all information and assistance that Purchaser may reasonably request.  If Seller shall, within a reasonable time after this notice, fail to defend, Purchaser shall have the right, but not the obligation, to undertake the defense of, and to compromise or settle (exercising reasonable business judgment), the claim or other matter on behalf, for the account, and at the risk, of Purchaser.

6.

Publicity.  All notices to third parties and all other publicity concerning the transactions contemplated by this Agreement shall be jointly planned and coordinated by Purchaser and Seller.

a.

Neither Purchaser nor Seller shall act unilaterally in this regard without the prior written approval of the other.  However, this approval shall not be unreasonably withheld.

b.

Seller acknowledges that Purchaser’s parent corporation, Sterion Incorporated, is required to make a filing of a Current Report on Form 8-K with the Securities and Exchange Commission in connection with the transactions contemplated by this Agreement and is required to attach this Agreement as a publicly available exhibit to such Current Report on Form 8-K and Seller agrees to use its best efforts to timely review and provide its consent to such filing.

7.

Costs.  With respect to any costs:

a.

Representatives.  With respect to any broker, finder or representative:

(1)

Seller represents that Jack Chivers of Chivers Real Estate is the representative for Seller in connection with the transactions contemplated by this Agreement. Purchaser shall be solely responsible for any fee paid to Jack Chivers in connection with this Agreement.

(2)

Purchaser represents and warrants that it has not dealt with any  broker, finder or other representative in connection with any of the transactions contemplated by this Agreement.

(3)

Other than Jack Chivers, as a broker for Seller, Purchaser and Seller do not know of any other person who may be entitled to any fee in connection with any of the transactions contemplated by this Agreement and each party shall indemnify and hold harmless the other from any claim for commission or other compensation by any other person.

b.

Expenses.  Except as set forth in Paragraph 10.c., each of Purchaser and Seller shall pay all of the costs and expenses incurred or to be incurred by that party in negotiation and preparation of this Agreement and in closing and carrying out the transactions contemplated by this Agreement.

c.

Real Estate Expenses.  With respect to the real estate expenses:

(1)

Purchaser shall pay all premiums required for the issuance of any owner’s or lender’s title insurance policy issued with respect the Real Estate.

(2)

General real estate taxes and installments of special assessments payable therewith (“Taxes”) due and payable in the year prior to the year in which the Closing Date occurs and all prior years shall be paid by Seller.

(a)

Taxes levied in 2003 and due and payable in 2004 shall be prorated between Seller and Buyer as of the Closing Date, based on the number of days elapsed in calendar 2004.

(b)

Buyer shall pay the Taxes levied in 2004 and due and payable in 2005 and thereafter.

(3)

Seller shall pay the cost of recording all Contracts for Deed and financing statements.

(4)

Buyer shall pay the state deed tax and any other recording fees pertaining to the Real Estate.

8.

Survival of Representations and Obligations.  All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall survive the closing.

9.

Administration and Construction.  This Agreement shall be administered and construed in accordance with the following provisions:

a.

Attorney's Fees and Costs.  In connection with any litigation, including appellate proceedings, arising out of this Agreement, the prevailing party shall be entitled to recover reasonable attorney's fees and costs.

b.

Notices.  Any and all notices or other communication provided for in this Agreement shall be given in writing by registered or certified mail which, unless otherwise designated by a party, shall be addressed to the addresses shown in Paragraph 1 of this Agreement.

(1)

As to registered mail, notice shall be deemed served when properly addressed and duly accepted for mailing as registered mail in a branch of the United States Postal Service.

(2)

As to certified mail, notice shall be deemed served when duly deposited in a United States Postal Service mailbox or at a branch of the United States Postal Service.

c.

Execution in Counterparts.  This Agreement may be executed in counterparts, each of which shall be considered as an original of the Agreement.  All executed counterparts shall constitute, and shall have the force and effect, of one and the same document, and shall be binding upon those who execute the Agreement, regardless of whether all parties execute the same document.

d.

Captions.  The captions on the paragraphs and subparagraphs of this Agreement are inserted only for the purpose of convenient reference.  The captions shall not be used to construe or interpret the Agreement nor to prescribe the scope or intent of the Agreement.

e.

Specific Performance.  The parties stipulate that it is impossible to measure in money the damages which will accrue to a party to this Agreement by reason of a failure to perform any of the obligations under this Agreement.

(1)

Therefore, if any party to this Agreement shall institute any action or proceeding to enforce the provisions of this Agreement, any person against whom such action or proceeding is brought hereby waives the claim or defense that such party has an adequate remedy at law.

(2)

Such person shall not urge in any such action or proceeding the claim or defense that such remedy at law exists.

f.

Severability.  The invalidity or unenforceability of any particular provision of this Agreement shall not affect its other provisions.  The Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

g.

Entire Agreement.  This Agreement constitutes the complete and entire understanding of the parties concerning the conveyance of the Business Assets to be Sold.  Neither party shall be bound by or be liable for any statements, warranties, guarantees, or representations not set forth in this Agreement which may have been made by any broker, agent, employee or other person representing or purporting to represent a party to this Agreement.

h.

Modification.  No change or modification of this Agreement shall be valid unless the same be in writing and signed by all of the parties to this Agreement.

i.

Persons Bound by this Agreement.  This Agreement shall be binding upon the parties and their successors in interest.  The rights and obligations of any party to this Agreement may be exercised or satisfied by that party's legal representative.

j.

Governing Law.  The provisions of this Agreement shall be governed by the laws of the State of North Dakota. Any court proceedings or litigation arising out of or pertaining to this Agreement shall be venued in state district court in Cass County, North Dakota.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

BURGER TIME CORPORATION, Seller

  By:  /s/  Douglas R. Geeslin

Douglas R. Geeslin,

President and Secretary

BURGER TIME ACQUISITION CORPORATION, Purchaser

   By:  /s/  Mark Buckrey

Mark Buckrey,

Chief Financial Officer